Supplement to the
Spartan® U.S. Bond Index Fund (formerly Fidelity® U.S. Bond Index Fund)
Investor Class and Fidelity Advantage® Class
October 29, 2011
Prospectus

Effective February 1, 2012, the following information replaces the similar information under the heading "Fee Table" in the "Fund Summary" section on page 3.

Annual class operating expenses
(expenses that you pay each year as a % of the value of your investment)

Investor Class

Fidelity Advantage Class

Management fee	0.05%	0.05%
Distribution and/or Service (12b-1) fees	None	None
Other expenses	0.17%	0.12%
Total annual operating expenses	0.22%A	0.17%
Fee waiver and/or expense reimbursementB		0.06%
Total annual operating expenses after fee waiver and/or expense reimbursement		0.11%

A Based on historical expenses, adjusted to reflect current fees.

B Fidelity Management & Research Company (FMR) has contractually agreed to reimburse Fidelity Advantage Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.11%. This arrangement will remain in effect through October 31, 2013.

UBI-12-01 January 4, 2012
1.479318.119

Effective February 1, 2012, the following information replaces the similar information under the heading "Fee Table" in the "Fund Summary" section on page 4.

Investor Class

Fidelity Advantage Class

1 year	$ 23	$ 11
3 years	$ 71	$ 44
5 years	$ 124	$ 85
10 years	$ 280	$ 206

The following replaces similar information found in the "Buying Shares" section on page 16.

Employer-sponsored retirement plans (including profit sharing, 401(k), 403(b), 457(b), and similar plans) generally require a minimum purchase and ongoing balance of $100 million at the plan sponsor level, except for plans for which an affiliate of FMR provides recordkeeping services and which are marketed and distributed directly to plan sponsors and participants without any assistance or intervention from any intermediary distribution channel.

The following replaces similar information found in the "Features and Policies" section beginning on page 21.

You may be charged an annual index fund fee of $10.00 per fund position to offset shareholder service costs if your fund balance falls below $10,000 at the time of the December distribution. The fee, which is payable to Fidelity, is designed to offset in part the relatively higher costs of servicing smaller fund positions.